UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2018

GREY CLOAK TECH INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-202542 (Commission File Number)	47-2594704 (I.R.S. Employer Identification No.)

10300 W. Charleston Las Vegas, NV 89135 (Address of principal executive offices) (zip code)

(702) 201-6450 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 23, 2018, we held a Special Meeting of Shareholders in Salt Lake City, Utah. Common stockholders as of February 5, 2018 (the “Record Date”) were entitled to one vote per share. Shareholders owning Series A Convertible Preferred Stock (“Preferred Stock”) as of the Record Date were entitled to a number of votes per share equal to the number of shares of common stock to which the holders thereof would be entitled if they converted their shares of Preferred Stock as of the Record Date. Each share of Preferred Stock is convertible into the number of shares of common stock equal to 0.00006% of the outstanding common stock of the Company upon conversion.

As of the Record Date, there were 349,324,782 shares of common stock outstanding and 1,333,334 shares of Preferred Stock outstanding. Therefore, the holders of all outstanding shares of Preferred Stock were entitled to 1,397,302,635 votes, or 80% of the vote, in the aggregate.

At the Special Meeting of Shareholders, there were shareholders of both common stock and Preferred Stock representing 1,366,123,259 votes present at the meeting, either in person or by proxy, which represented approximately 78% of the 1,746,627,417 total outstanding votes of the Company, so a quorum was present. The following agenda items, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 28, 2018, were approved:

1.	To approve an amendment to our Articles of Incorporation to change the name of the Company to Greenify Group, Inc.

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
1,037,519,904	319,915,308	8,688,047	76.0%

2.	To approve an amendment to our Articles of Incorporation to increase the authorized common stock from 1,000,000,000 shares, par value $0.001, to 4,000,000,000 shares, par value $0.001.

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
1,258,622,258	102,460,944	2,590,357	92.3%

3.	To approve an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock at a ratio between 1-for-100 and 1-for-250, the exact ratio and timing of which will be set by our Board of Directors at a future date no later than December 31, 2018.

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
1,237,221,155	128,494,627	407,478	90.6%

A more detailed description of the agenda item at the Special Shareholders Meeting can be found in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grey Cloak Tech Inc.

Dated: March 29, 2018	/s/ William Bossung
By: William Bossung
Its: Chief Financial Officer and Secretary

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